LEHMAN BROTHERS                                                     UBS WARBURG

                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2001-C3
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2001-C3

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.38 BILLION

LEHMAN BROTHERS                                                     UBS WARBURG

                            BEAR, STEARNS & CO. INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISEMMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
I.       TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
II.      STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
III.     COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
IV.      SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
V.       SUMMARY POINTS
--------------------------------------------------------------------------------
VI.      INVESTOR REPORTING
--------------------------------------------------------------------------------
VII.     TIMELINE
--------------------------------------------------------------------------------


TRANSACTION HIGHLIGHTS
================================================================================

Initial Mortgage Pool Balance            Approximately $1.38 billion

Public Certificates:                     Approximately $1.25 billion

Private Certificates*:                   Approximately $130.87 million

                                         * The Private Certificates are not
                                           offered hereby.

Co-Lead Manager/Sole Book Runner:        Lehman Brothers Inc.

Co-Lead Manager:                         UBS Warburg LLC

Co-Manager:                              Bear, Stearns & Co. Inc.

Rating Agencies:                         Standard & Poor's Ratings Services, a division of the McGraw-Hill
                                         Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch")

Trustee:                                 LaSalle Bank National Association

Fiscal Agent:                            ABN AMRO Bank N.V.

Master Servicer:                         First Union National Bank

Special Servicer:                        Lennar Partners, Inc.

TRANSACTION HIGHLIGHTS
================================================================================


Determination Date:                     11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                      4th business day after the Determination Date of each month, commencing in
                                        August 2001

Eligible for Underwriters' Prohibited   Classes A-1, A-2, B, C, D, E, F and G
Transaction Exemption for ERISA
Purposes:

DTC:                                    All public certificates

Bloomberg:                              Cash flows will be modeled on Bloomberg

Denominations:                                       Class             Minimum Denomination*
                                        ---------------------------    ---------------------
                                            A-1,A-2, B, C and D               $10,000
                                        *Increments $1 thereafter.

Lehman Brothers CMBS Index:             All classes will be included in the Lehman Brothers CMBS Index


STRUCTURAL HIGHLIGHTS
================================================================================

CERTIFICATES

                         -----------------------------
                                   Class A-1
                         -----------------------------
                                   Class A-2
                         -----------------------------
                                    Class B
   Offered               -----------------------------
 Certificates                       Class C
                         -----------------------------
                                    Class D
                         -----------------------------


                         -----------------------------
                                    Class E
                         -----------------------------
                                    Class F
                         -----------------------------
                                    Class G                 Class X(1)
                         -----------------------------
                                    Class H
                         -----------------------------
   Private,                         Class J
     144A                -----------------------------
 Certificates                       Class K
                         -----------------------------
                                    Class L
                         -----------------------------
                                    Class M
                         -----------------------------
                                    Class N
                         -----------------------------
                                    Class P
                         -----------------------------
                                    Class Q
                         -----------------------------


(1) The Class X certificates have the rights to the excess interest from the underlying mortgage loans. The Class X certificates will be privately placed and are not offered hereby.

STRUCTURAL HIGHLIGHTS
================================================================================

BOND STRUCTURE

o    Sequential pay structure.

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal.(8)

o Credit enhancement for each class will be provided by the classes which are subordinate to it.

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q).

====================================================================================================================================
 CLASS        ORIGINAL FACE           RATINGS        CREDIT           DESCRIPTION        WTD. AVG.               PRINCIPAL
                AMOUNT ($)          (S&P/FITCH)     SUPPORT                          LIFE (YEARS) (1)            WINDOW (1)
------------------------------------------------------------------------------------------------------------------------------------
  A-1                                 AAA/AAA                     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
  A-2                                 AAA/AAA                     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   B                                   AA/AA                      Fixed Rate(2)
------------------------------------------------------------------------------------------------------------------------------------
   C                                    A/A                       Fixed Rate(2)
------------------------------------------------------------------------------------------------------------------------------------
   D                                   A-/A-                      Fixed Rate(2)
------------------------------------------------------------------------------------------------------------------------------------
   E                                 BBB+/BBB+                    Fixed Rate(2)
------------------------------------------------------------------------------------------------------------------------------------
   F                                  BBB/BBB                     WAC(3)
------------------------------------------------------------------------------------------------------------------------------------
   G                                 BBB-/BBB-                    WAC(3)
------------------------------------------------------------------------------------------------------------------------------------
   H                                  BB+/BB+                     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   J                                   BB/BB                      Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   K                                  BB-/BB-                     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   L                                   B+/B+                      Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   M                                   B/B                        Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   N                                   B-/B-                      Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   P                                  CCC/CCC                     Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   Q                                    NR            N/A         Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
   X   $1,377,597,147(4,7)            AAA/AAA         N/A         WAC I/O                   (5)                     (6)
====================================================================================================================================
TOTAL:                                   --           --              --                    --                       --
====================================================================================================================================

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(2) For any distribution date, if the weighted average of the net interest rates on the mortgage loans is less than the rate specified for such class then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net mortgage interest rate.

(3) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(4)  Represents notional amount.

(5)  Represents weighted average life of notional amount.

(6) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.

(7) The Class X certificates have rights to the excess interest off all the underlying mortgage loans.

(8) Except in the case of Class A-2, which receives interest pro-rata with Class A-1 and Class X, but will receive principal after Class A-1 unless and until the principal balances of Classes B through Q are reduced to zero as a result of losses and unanticipated expenses.

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION

================================================================================
                                                             Statistical Data
--------------------------------------------------------------------------------
           Total Loans With Initial Lock-Out                      100%*
--------------------------------------------------------------------------------
             Loans With Initial Lock-Out &                       99.4%*
                 Defeasance Thereafter
--------------------------------------------------------------------------------
             Loans With Initial Lock-Out &                        0.6%*
             Yield Maintenance Thereafter
--------------------------------------------------------------------------------
              Weighted Average Remaining                         9.2 years
Lock-Out, (including Defeasance Period, if applicable)
--------------------------------------------------------------------------------
             Weighted Average Open Period                        2 months
================================================================================
* % of initial mortgage pool balance.


================================================================================
   OPEN PREPAYMENT         Number of       % of Initial Mortgage
PERIOD AT END OF LOAN*       Loans            Pool Balance
--------------------------------------------------------------------------------
     None                     42                  22.2%
--------------------------------------------------------------------------------
   1 MONTH                    29                  12.7
--------------------------------------------------------------------------------
   2 MONTHS                   17                  11.4
--------------------------------------------------------------------------------
   3 MONTHS                   43                  49.9
--------------------------------------------------------------------------------
   4 MONTHS                    2                   3.4
--------------------------------------------------------------------------------
   6 MONTHS                    1                   0.5
--------------------------------------------------------------------------------
    TOTAL:                   134                 100.0%
================================================================================
*Weighted average open period at the end of loans is two months.

STRUCTURAL HIGHLIGHTS
================================================================================



PREPAYMENT PREMIUMS*
====================================================================================================================================
       Prepayment         7/01        7/02       7/03       7/04       7/05       7/06       7/07       7/08       7/09       7/10
        Premium
------------------------------------------------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.       100.0%      100.0%     100.0%     99.4%      99.4%      99.3%      99.3%      99.3%      99.3%      99.3%
------------------------------------------------------------------------------------------------------------------------------------
      YIELD MAINT.          -          -           -        0.6%       0.6%       0.7%       0.7%       0.7%       0.7%       0.7%
====================================================================================================================================
       SUB-TOTAL         100.0%      100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
====================================================================================================================================

====================================================================================================================================
           2%               -          -           -         -          -          -          -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
           1%               -          -           -         -          -          -          -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
          OPEN              -          -           -         -          -          -          -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL           100.0%      100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
====================================================================================================================================


* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o The pool includes 5 mortgage loans, (representing 35.1% of the initial mortgage pool balance) which S&P and Fitch have confirmed that in the context of their inclusion in the securitization trust, have credit characteristics that are investment grade (the "Investment Grade Loans").

o One of the Investment Grade Loans is the senior loan in the A/B Note structure described below (the "Chrysler Building A Note").

o    Summary of the pool composition is as follows:

================================================================================
                              Number   Total Principal Balance      % of Total
                             of Loans     as of Cut-Off Date       Mortgage Pool
--------------------------------------------------------------------------------
   Investment Grade
     Large Loans                 4          $440,184,139              32.0%
--------------------------------------------------------------------------------
   Investment Grade
     Conduit Loan                1           $43,451,161               3.2%
--------------------------------------------------------------------------------
     Conduit Loans             129          $893,961,848              64.9%
================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================





o The Chrysler Building A Note was created by de-leveraging a larger balance Investment Grade Loan utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2.

---------------    -----------  ------------------------------     ------------
                                                                      LB-UBS
                     A Note        AAA to Cashflows (1)              2001-C3
The Chrysler                                                          Trust
Building Loan      -----------  ------------------------------     -------------
                   -----------  ------------------------------     -------------
                                                                     B Note
                     B Note       A- to BBB Cashflows (1)              Trust
---------------    -----------  ------------------------------     ------------

(1) S&P and Fitch have indicated to the Depositor that the A Note proceeds are expected to contribute to [AAA through A] cash flows of the LB-UBS 2001-C3 transaction.

(2) S&P and Fitch have indicated to the Depositor that the B Note proceeds are expected to contribute to [A- through BBB] cash flows of the B Note Trust.

o B Note receives no principal until the principal amount on the A Note has been paid in full.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o    The A Note DSCR and LTV is set forth below:

===============================================================================
                                       Chrysler Building
-------------------------------------------------------------------------------
DSCR                                        2.14x
-------------------------------------------------------------------------------
LTV                                        43.4%
-------------------------------------------------------------------------------
S&P/Fitch(1)                               AA-/A
===============================================================================

o    The combined A Note and B Note DSCR and LTV is set forth below:

===============================================================================
                                          Chrysler Building
-------------------------------------------------------------------------------
DSCR                                            1.80x
-------------------------------------------------------------------------------
LTV                                             53.0%
-------------------------------------------------------------------------------
S&P/Fitch(1)                                   BBB/BBB
===============================================================================

(1) S&P and Fitch have confirmed to us that the ratings in this row reflect an assessment by S&P and Fitch that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

COLLATERAL POOL HIGHLIGHTS
================================================================================

MORTGAGE LOAN SELLERS

o Sponsors of and major investors in properties securing loans in the LB-UBS 2001-C3 transaction include the following:

     --  Tishman Speyer/Travelers

     -- Simon Property Group, Inc. ("Simon")/New York State Teacher's Retirement System/Teachers Insurance and Annuity Association of America/JP Morgan Investment Management Inc.

     --  General Growth Properties ("GGP")/NY State Common Retirement Fund

     --  The Rouse Company

     --  Felcor/Interstate

     --  Robert Johnson

     --  Capital Properties

     --  Wilmorite Holdings

     --  Konover & Associates

o    Conduit Origination

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Arthur Andersen for UBS and by Deloitte & Touche for Lehman).

     -- Generally, hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors.

COLLATERAL POOL HIGHLIGHTS
================================================================================

MORTGAGE LOAN SELLERS (CONT'D)

o    Conduit Origination (cont'd)

     --  Substantially all borrowers are single asset entities.

     --  Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

         o  Delivered for substantially all hospitality loans

o Cash management systems affecting approximately 95.8% of the initial mortgage pool balance.

     --  Springing lockbox - 47.2% of the initial mortgage pool balance.

     --  Hard lockbox - 48.7% of the initial mortgage pool balance.(1)


(1) Includes hard lockboxes that are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

COLLATERAL POOL HIGHLIGHTS
================================================================================

FUNDED ESCROWS (CONDUIT LOANS ONLY)

================================================================================
      ESCROW TYPE             % of Conduit Pool with Funded Escrows(1)
--------------------------------------------------------------------------------
Replacement Reserves                          96.5%
Taxes                                         98.6
Insurance                                     86.7
TI & LC (Retail)                              96.6
TI & LC (Industrial)                         100.0
TI & LC (Office)                              95.9
================================================================================
(1) Escrows are in the form of either periodic cash deposits or letters of credit.

COLLATERAL POOL HIGHLIGHTS
================================================================================

================================================================================
       GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE, JULY 11, 2001
--------------------------------------------------------------------------------
Size of Pool                                                     $1,377,597,148
Contributor of Collateral                                          Lehman 56.6%
                                                                      UBS 43.4%
Number of Loans                                                             134
Weighted Average Gross Coupon                                            7.410%
Weighted Average Original Term to Maturity(1)                        115 months
Weighted Average Remaining Term to Maturity(1)                       112 months
Average Balance                                                     $10,280,576
Average Balance (excluding the four Investment Grade Large Loans)    $7,210,869
Largest Loan                                                       $180,000,000
WA U/W DSCR(2)                                                            1.51x
WA LTV(2)                                                                 65.5%
WA LTV at Maturity/ARD(1,2)                                               57.4%
Geographic Diversity                                                  32 states
Balloon and/or ARD Loans                                                 100.0%
================================================================================

(1)  Assumes ARD loans mature on their anticipated repayment date.

(2) Includes significantly amortizing loans. Includes total collateral pool. Conduit Only - WA U/W DSCR 1.35x, WA LTV 72.2%, WA LTV at Maturity/ARD 63.4%.

COLLATERAL POOL HIGHLIGHTS
================================================================================


PROPERTY TYPE

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and shadow-rated Investment Grade Loans comprise 87.6% of the initial mortgage pool balance.

o Investment Grade Loans comprise approximately 35.1% of the initial mortgage pool balance.

o 100% of the mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

================================================================================
                                 Property Type
--------------------------------------------------------------------------------

Office                  34.9%
Multifamily(1)          11.6%
Industrial/Warehouse     3.5%
Hotel                    3.3%
Unanchored Retail        5.0%
Anchored Retail         20.7%
Regional Mall           16.9%
Other                    0.7%
Self Storage             2.2%
Mixed Use                0.3%
Office/Industrial        1.0%
================================================================================
(1) Includes 1.5% Mobile Home Park Loans.

COLLATERAL POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o    Loans are secured by properties located in 32 states.

o The states with the largest concentration are New York (19.5%) and California (17.2%).

o 83.0% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

================================================================================
                               State Distribution
--------------------------------------------------------------------------------

NY           19.5%
CA           17.2%
TX           13.2%
MA            9.5%
WA            7.8%
VA            6.8%
PA            3.9%
AZ            3.2%
Other        18.9%
================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================

LOAN SIZE DIVERSITY

o    134 mortgage loans

o Average loan size: $10,280,576; ($7,210,869 excluding the Investment Grade Large Loans).

o Largest loan comprises 13.1% of the initial mortgage pool balance (3.2% excluding Investment Grade Large Loans).

====================================================================================================================================
                             Loan Size Distribution
------------------------------------------------------------------------------------------------------------------------------------

                 2.4%        17.4%    10.2%      11.6%      6.1%       6.3%      7.9%       6.1%       18.9%          13.1%
            (less than) $2   $2-$6   $6-$10    $10-$14    $14-$18    $18-$25   $25-$40    $40-$60    $60-$100   (greater than) $100

# of Loans       23            62      18         13         5          4         3           2         3               1
====================================================================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage of 1.51x


================================================================================================
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

          Property Type             % of Pool         WA U/W DSCR       Min/Max U/W DSCR
------------------------------------------------------------------------------------------------
     RETAIL                            42.5%             1.44x             1.21x - 1.70x
------------------------------------------------------------------------------------------------
       Other Anchored                  20.7%             1.30x             1.21x - 1.57x
------------------------------------------------------------------------------------------------
       Regional Mall                   16.9%             1.63x             1.57x - 1.68x
------------------------------------------------------------------------------------------------
       Unanchored                       5.0%             1.39x             1.28x - 1.70x
------------------------------------------------------------------------------------------------
     OFFICE                            34.9%             1.70x             1.22x - 2.14x
------------------------------------------------------------------------------------------------
     MULTIFAMILY(1)                    11.6%             1.32x             1.20x - 1.54x
------------------------------------------------------------------------------------------------
     INDUSTRIAL/WAREHOUSE               3.5%             1.30x             1.25x - 1.42x
------------------------------------------------------------------------------------------------
     HOTEL                              3.3%             1.52x             1.46x - 1.61x
------------------------------------------------------------------------------------------------
     SELF STORAGE                       2.2%             1.50x             1.50x - 1.51x
------------------------------------------------------------------------------------------------
     OFFICE/INDUSTRIAL                  1.0%             1.63x             1.60x - 1.69
------------------------------------------------------------------------------------------------
     OTHER                              0.7%             1.00x             1.00x- 1.00x
------------------------------------------------------------------------------------------------
     MIXED USE                          0.3%             1.31x             1.31x - 1.31x
================================================================================================
     TOTAL:                           100.0%             1.51x             1.00x - 2.14x
================================================================================================


        0.7%            7.7%         16.3%          18.4%         9.1%          16.7%         12.5%         5.5%          13.1%
(less than) 1.20x   1.21x-1.24x   1.25x-1.29x   1.30x-1.34x   1.35x-1.44x   1.45x-1.59x   1.60x-1.69x   1.70x-1.99x   2.00x-2.14x

# of Loans    2         10             28            34           32             18            7             2              1
====================================================================================================================================

(1) Includes 1.5% Mobile Home Park Loans.

COLLATERAL POOL HIGHLIGHTS
================================================================================

CUT OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 65.5%

o    Weighted average loan to value at maturity or ARD(1) of 57.4%

====================================================================================================================================
                             LOAN TO VALUE RATIO(1)
------------------------------------------------------------------------------------------------------------------------------------

           18.6%           1.9%          5.5%           16.2%          4.1%           28.1%          24.8%          0.7%
          35%-45%        45%-55%        55%-60%        60%-65%        65%-70%        70%-75%        75%-80%    (greater than) 80%

# of Loans   3              5              5              7             16             52              44             2
====================================================================================================================================

(1) Assumes ARD loans mature on their anticipated repayment date. Includes loans with significant amortization.

SIGNIFICANT MORTGAGE LOANS
================================================================================

INVESTMENT GRADE LARGE LOANS:


========================================================================================================================
                         INVESTMENT GRADE LARGE LOANS(1)
========================================================================================================================
          Name              Property Type         Cut-Off Date        % of Deal       U/W DSCR       LTV
                                                    Balance
========================================================================================================================
   Chrysler Building         Office               $180,000,000           13.1%          2.14x        43.4%
------------------------------------------------------------------------------------------------------------------------
     Cape Cod Mall        Regional Mall            $99,694,017            7.2%          1.68x        62.3%
------------------------------------------------------------------------------------------------------------------------
    Vista Ridge Mall      Regional Mall            $89,771,643            6.5%          1.57x        62.3%
------------------------------------------------------------------------------------------------------------------------
    Westlake Center          Office                $70,718,479            5.1%          1.75x        41.0%
========================================================================================================================
        TOTALS:                  -                $440,184,139           32.0%          1.86x        51.1%
========================================================================================================================

(1) S&P and Fitch have confirmed to the Depositor verbally that the credit characteristics of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations rated investment grade.

SIGNIFICANT MORTGAGE LOANS
================================================================================

CHRYSLER BUILDING:

Principal Amount (A Note):              $180,000,000

Interest Rate (A Note):                 6.910%

Anticipated Repayment Date:             July 11, 2011

Maturity Date:                          July 11, 2031

Term to ARD                             10 years

Amortization:                           30 years (interest only for first two
                                        years)

Sponsor: Tishman Speyer/Travelers Real Estate Venture, L.P. ("TST")/TMW Real Estate Group LLC ("TMW")/ERGO Trust GmbH

Property:                               Office Building with 1,196,972 rentable
                                        square feet

Location:                               New York, NY

Year Built                              1929/most recently renovated 1998-2001

Top 5 Tenants:                          Swidler Berlin Shereff Friedman LLP,
                                        Jenkens & Gilchrist Parker Chapin LLP,
                                        United Nations Office for Project
                                        Services, Blank Rome Tenzer Greenblatt
                                        LLP, Prudential Securities

Occupancy:                              98.7% as of March 2001

Appraised Value:                        $415,000,000

LTV (A Note):                           43.4%

U/W DSCR (A Note):                      2.14x

SIGNIFICANT MORTGAGE LOANS
================================================================================



CHRYSLER BUILDING:

Reserves:                               Monthly reserves for insurance and
                                        replacements. Sponsor guarantees
                                        completion of certain capital
                                        improvements. Sponsor and Ergo
                                        Versicherungsgruppe AG jointly guarantee certain unfunded leasing obligations.
                                        Escrows for Business Improvement
                                        District taxes

Lockbox:                                Hard lockbox.

Prepayment:                             Defeasance permitted two years after
                                        securitization. Prepayment without
                                        penalty allowed starting 3 months prior
                                        to ARD.

Ground Lease:                           Property is subject to a long-term
                                        ground lease with Cooper Union that
                                        expires December 2147.

Mezzanine Debt:                         Up to $30 million provided by
                                        HypoVereinsbank under terms and
                                        conditions acceptable to lender and
                                        pursuant to an intercreditor agreement.

SIGNIFICANT MORTGAGE LOANS
================================================================================


CAPE COD MALL:

Principal Amount:                       $99,694,017

Interest Rate:                          6.797%

Maturity Date:                          March 11, 2011

Term to Maturity:                       10 years

Amortization:                           30 years

Sponsor: Mayflower Realty LLC - Simon Property Group, Inc. ("Simon")/New York State Teacher's Retirement System/Teachers
                                        Insurance and Annuity Association of
                                        America/ JP Morgan Investment Management
                                        Inc.

Property:                               Regional Mall with total gross leasable
                                        area of 727,606 square feet

Location:                               Hyannis, MA


Year Built:                             1971, expanded in 1978, renovated in
                                        1986 and renovated/expanded in 1999/2000

2000 In-Line Sales/SF:                  $484 psf

2000 In-Line Cost of Occupancy:         12.3%

Anchors:                                Sears, Filene's(1), Macy's(1), Best Buy
                                        and Marshalls

Anchor Sales/SF:                        Sears $318; Filene's $358(2); Macy's
                                        $236(2); Best Buy $980; and Marshalls
                                        $278

Top 5 Major/In-Line Tenants:            Hoyt's Cinemas, Barnes and Noble(3),
                                        Record Town, Gap Body, Express

Overall Occupancy:                      99.3% as of February 2001(including Gap
                                        expansion and Barnes and Noble
                                        construction)

Appraised Value:                        $160,000,000

LTV:                                    62.3%

U/W DSCR :                              1.68x


(1) Not part of the loan collateral.
(2) Estimated sales psf.
(3) Barnes and Noble expected to take occupancy in Fall 2001.

SIGNIFICANT MORTGAGE LOANS
================================================================================

CAPE COD MALL:

Reserves:                               Monthly reserves for taxes, for ground
                                        rents under ground leases and for the
                                        purchase price to exercise the purchase
                                        option on one ground lease. TI/LC's and
                                        Capex are guaranteed by Mayflower Realty
                                        LLC.

Lockbox:                                Hard

Prepayment:                             Defeasance permitted two years after
                                        securitization. Prepayment in whole
                                        without penalty allowed starting three
                                        months prior to Maturity

SIGNIFICANT MORTGAGE LOANS
================================================================================

VISTA RIDGE MALL:

Principal Amount:                       $89,771,643

Interest Rate:                          6.870%

Anticipated Repayment Date:             April 11, 2011

Maturity Date:                          April 11, 2031

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor: GGP/Homart, Inc. (owned 50% by General Growth Properties, Inc. and 50% by New York State Common Retirement Fund)

Property:                               Regional Mall with total gross leasable
                                        area of 1,052,839 square feet

Location:                               Lewisville (Dallas MSA), Texas

Year Built:                             1989/expanded and renovated in 1991

2000 In-Line Sales/SF:                  $368

2000 In-Line Cost of Occupancy:         11.56%

Anchors(1):                             Dillard's, Foley's, Sears and JCPenney

2000 Anchor Sales/SF(2):                Dillard's $256; Foley's $280; Sears
                                        $214; JCPenney $166

Top 5 In-Line Tenants:                  Limited, Luby's, Bath & Body Works,
                                        Limited Express, Gap

Overall Occupancy:                      98.0% as of June 2001

Appraised Value:                        $144,000,000

LTV:                                    62.3%

U/W DSCR :                              1.57x

(1) The four anchors' stores and pads are not part of the loan collateral.
(2) Anchor sales for 2000 are estimates as reported to the Depositor by the borrower's property manager.

SIGNIFICANT MORTGAGE LOANS
================================================================================





VISTA RIDGE MALL:

Reserves:                               Monthly reserves for taxes. Insurance
                                        reserves will be required if insurance
                                        is no longer carried under GGP/Homart's
                                        blanket policy.

Lockbox:                                Springing lockbox if debt service
                                        coverage falls below 1.25x.

Prepayment:                             Defeasance permitted two years after
                                        securitization. Prepayment without
                                        penalty allowed starting 3 months prior
                                        to the ARD.

Guarantee:                              $11 million guarantee of principal and
                                        interest payments from GGP/Homart, Inc.
                                        The amount of the guarantee is reduced
                                        in increments to zero upon reaching
                                        increased levels of NOI as specified in
                                        the loan documents.

SIGNIFICANT MORTGAGE LOANS
================================================================================

WESTLAKE CENTER:

Principal Amount:                       $70,718,479

Interest Rate:                          7.890%

Anticipated Repayment Date:             February 11, 2011

Maturity Date:                          February 11, 2031

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor:                                The Rouse Company

Property:                               Office building with 453,635 rentable
                                        square feet comprised of 342,742 square
                                        feet of office space, 110,893 square
                                        feet of retail space and a 265-space
                                        parking garage

Location:                               Seattle, Washington

Year Built:                             1987-1989

Top 5 Office Tenants:                   SAFECO Insurance Company of America,
                                        Primus Knowledge Solutions, Inc.,
                                        Bullivant Houser Bailey PC, Ogden Murphy
                                        Wallace, Coffman Engineers

Top 5 Retail Tenants:                   Galleries of Neiman Marcus, Brentano's
                                        Book Store, Express, Talbots, Casual
                                        Choice

2001 Retail Sales/SF:                   $467 for trailing twelve months February
                                        2001

Wtd. Avg. Overall Occupancy:            96.8% as of March 2001 (office 97.2%,
                                        retail 95.4%)

Appraised Value:                        $172,500,000

LTV:                                    41.0%

U/W DSCR :                              1.75x

SIGNIFICANT MORTGAGE LOANS
================================================================================

WESTLAKE CENTER:

Reserves:                             Monthly reserves for taxes and insurance.

Lockbox:                              Springing lockbox if debt service
                                      coverage falls below 1.25x.

Prepayment:                           Defeasance permitted two years after
                                      securitization. Prepayment without
                                      penalty only after ARD.

SIGNIFICANT MORTGAGE LOANS
================================================================================

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS:


====================================================================================================================================
                                          OTHER SIGNIFICANT MORTGAGE LOANS
====================================================================================================================================
          Name                          Property Type              Cut-Off Date       % of Deal    U/W DSCR            LTV
                                                                                        Balance
------------------------------------------------------------------------------------------------------------------------------------
    Sterik Portfolio(1)                Anchored Retail              $55,622,613          4.0%         1.24x(2)        75.6%(2)
------------------------------------------------------------------------------------------------------------------------------------
    Shoppingtown Mall(3)                Regional Mall               $43,451,161          3.2%         1.65x           56.7%
------------------------------------------------------------------------------------------------------------------------------------
    International Place                    Office                   $40,951,842          3.0%         1.22x           71.2%
------------------------------------------------------------------------------------------------------------------------------------
    Fairfax Apartments                  Multifamily                 $39,468,569          2.9%         1.26x           78.2%
------------------------------------------------------------------------------------------------------------------------------------
    Northampton Crossings              Anchored Retail              $37,398,718          2.7%         1.29x           78.7%
====================================================================================================================================
       TOTALS/WTD. AVG.:                   --                       $216,892,904        15.7%         1.33x           72.0%
====================================================================================================================================


1)   Portfolio consists of seven loans which are not cross-collateralized.

2)   Weighted Average.

3) S&P and Fitch have confirmed to the Depositor verbally that the credit characteristics of the loan above, in the context of its inclusion in the securitization trust, are consistent with obligations rated investment grade.

SIGNIFICANT MORTGAGE LOANS
================================================================================


STERIK PORTFOLIO:

Property Name:              Santa Ana         Buena Park        Norwalk           Inglewood
Principal Amount:           $13,690,193       $11,291,911       $7,694,488        $6,955,018

Interest Rate:              7.680%            7.680%            7.680%            7.680%

Maturity Date:              6/11/11           6/11/11           6/11/11           6/11/11

Term to Maturity:           10 Years          10 Years          10 Years          10 Years

Amortization:               30 Years          30 Years          30 Years          30 Years

Sponsor:                    Sterik            Sterik            Sterik            Sterik
                            Corporation;      Corporation;      Corporation;      Corporation;
                            Joseph Dempsey;   Joseph Dempsey;   Joseph Dempsey;   Joseph Dempsey;
                            Shalom Wall       Shalom Wall       Shalom Wall       Shalom Wall

Locations:                  Santa Ana, CA     Anaheim, CA       Norwalk, CA       Inglewood, CA

Anchor:                     Food For Less     Food For Less     Food For Less     Food For Less

Anchor Sales/SF for 2000:   $290              $229              $279              $295

Overall Occupancy:          92.4%             100%              100%              100%

Value:                      $17,200,000       $14,200,000       $11,500,000       $8,700,000

LTV :                       79.59%            79.52%            66.91%            79.94%

U/W DSCR:                   1.23              1.24              1.24              1.29

Reserves:                   T, I, R, TI/LC    T, I, R, TI/LC    T, I, R, TI/LC    T, I, R, TI/LC

Lockbox:                    Springing         Springing         Springing         Springing

Prepayment:                 Defeasance        Defeasance        Defeasance        Defeasance



Property Name:               West Covina       Long Beach        Anaheim           Total/Wtd. Avg.

Principal Amount:            $5,995,705        $5,116,335        $4,878,962        $55,622,613

Interest Rate:               7.680%            7.680%            7.530%            7.667%

Maturity Date:               6/11/11           6/11/11           6/11/11           N/A

Term to Maturity:            10 Years          10 Years          10 Years          N/A

Amortization:                30 Years          30 Years          12 Years          N/A

Sponsor:                     Sterik            Sterik            Sterik            N/A
                             Corporation;      Corporation;      Corporation;
                             Joseph Dempsey;   Joseph Dempsey;   Joseph Dempsey;
                             Shalom Wall       Shalom Wall       Shalom Wall

Locations:                   West Covina, CA   Long Beach, CA    Anaheim, CA       N/A

Anchor:                      Food For Less     Food For Less     Food For Less     N/A

Anchor Sales/SF for 2000:    $356              $236              $225              N/A

Overall Occupancy:           100%              100%              97.8%             97.9%

Value:                       $7,700,000        $6,400,000        $8,750,000        $74,450,000

LTV :                        77.87%            79.94%            55.76%            75.62%

U/W DSCR:                    1.22              1.27              1.21              1.24x

Reserves:                    T, I, R, TI/LC    T, I, R, TI/LC    T, I, R, TI/LC    N/A

Lockbox:                     Springing         Springing         Springing         N/A

Prepayment:                  Defeasance        Defeasance        Defeasance        N/A

SIGNIFICANT MORTGAGE LOANS
================================================================================

SHOPPINGTOWN MALL:

Principal Amount:                       $43,451,161

Interest Rate:                          8.000%

Maturity Date:                          May 11, 2011

Term to Maturity:                       10 years

Amortization:                           30 years

Sponsor:                                Wilmorite Holdings

Property:                               Regional Mall

Location:                               Syracuse, NY

Year Built:                             1954, expanded and renovated in 1990,
                                        1992 and 2000

2000 In-Line Sales/SF:                  $240 per sf

2000 In-Line Cost of Occupancy:         14.6%

Anchors:                                Sears, JC Penney, Kaufmanns, Dicks
                                        Sporting Goods

Anchor Sales/SF:                        Sears - $158 psf, JC Penney - $135 per
                                        sf, Kaufmanns -$126 per sf, Dicks opened in November, 2000

Top 5 In-Line Tenants:                  Old Navy, Media Play, Lerner Stores,
                                        Eckerds, American Eagle

Overall Occupancy:                      91.7%

Appraised Value:                        $76.7 million

LTV:                                    56.7%

U/W DSCR :                              1.65x

SIGNIFICANT MORTGAGE LOANS
================================================================================

SHOPPINGTOWN MALL:

Reserves:                               Taxes, Insurance, Immediate
                                        Replacements, Replacement Reserves and
                                        TI/LC's

Lockbox:                                Hard

Prepayment:                             Lockout for two years after
                                        securitization with defeasance
                                        thereafter. The loan is open for the
                                        final four months.

SIGNIFICANT MORTGAGE LOANS
================================================================================

INTERNATIONAL PLACE:

Principal Amount:                       $40,951,842

Interest Rate:                          7.830%

Anticipated Repayment Date:             May 11, 2011

Maturity Date:                          May 11, 2031

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor:                                The JBG Companies and J.E. Robert
                                        Companies

Property:                               International Place - 288,974 SF Office
                                        Building

Location:                               Arlington, VA

Year Built:                             1967, renovated in 2000

Largest Tenant:                         United States Postal Service (89%)

Overall Occupancy:                      93.4%

Appraised Value:                        $57,500,000

LTV:                                    71.2%

U/W DSCR :                              1.22x

SIGNIFICANT MORTGAGE LOANS
================================================================================

INTERNATIONAL PLACE:

Reserves:                               TI/LC's, Replacement Reserves, Taxes and
                                        Insurance.

Lockbox:                                Hard

Prepayment:                             Defeasance permitted two years after
                                        securitization. Prepayment permitted
                                        without penalty three months prior to
                                        ARD.

SIGNIFICANT MORTGAGE LOANS
================================================================================

FAIRFAX APARTMENTS:

Principal Amount:                       $39,468,569

Interest Rate:                          7.150%

Maturity Date:                          June 11, 2006

Term to Maturity:                       5 years

Amortization:                           30 years

Sponsor:                                Capital Properties

Property:                               Single Building Apartment Complex with
                                        415 apartment units

Location:                               Falls Church, VA

Year Built:                             1978, renovated in 1998

One Bedroom/One Bathroom:               Number of Units: 221; Average Rent:
                                        $1187

Two Bedroom/One Bathroom:               Number of Units: 123; Average Rent:
                                        $1452

Two Bedroom/Two Bathroom:               Number of Units: 25; Average Rent: $1636

Three Bedroom/Two Bathroom:             Number of Units: 46; Average Rent: $1775

Overall Occupancy:                      89.2%

Appraised Value:                        $50,500,000

LTV:                                    78.2%

U/W DSCR :                              1.26x

SIGNIFICANT MORTGAGE LOANS
================================================================================

FAIRFAX APARTMENTS:

Reserves:                               Ongoing for taxes and replacement
                                        reserves

Lockbox:                                Hard lockbox

Prepayment:                             Lockout for four years from date of note
                                        with defeasance thereafter. The loan is
                                        open for the final month.

SIGNIFICANT MORTGAGE LOANS
================================================================================

NORTHAMPTON CROSSING:

Principal Amount:                       $37,398,718

Interest Rate:                          7.310%

Anticipated Repayment Date:             March 11, 2011

Maturity Date:                          March 11, 2031

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor:                                National Realty & Development
                                        Company/Robert Baker

Property:                               Anchored Retail

Location:                               Easton, PA

Year Built:                             1995, expanded in 1999/2000

Anchors: Sam's Club, Walmart, Kohls, Redners Supermarket, Sears Hardware and Staples

Anchor Sales/SF:                        Sam's Club - $375 psf(1), Walmart - $400
                                        psf(1), Redners - $470 psf and Staples -
                                        $360 psf(1)

Overall Occupancy:                      99.7%

Appraised Value:                        $47.5 million

LTV:                                    78.7%

U/W DSCR :                              1.29x



(1) Estimated sales psf.

SIGNIFICANT MORTGAGE LOANS
================================================================================

NORTHAMPTON CROSSING:

Reserves:                               Taxes, Insurance, Replacement Reserves,
                                        TI/LC's

Lockbox:                                Hard

Prepayment:                             Lockout for two years after
                                        securitization with defeasance
                                        thereafter. The loan is open for the
                                        final three months.

SUMMARY POINTS
================================================================================

o    Weighted average DSCR of 1.51x; weighted average LTV of 65.5%

o Top 10 loans have a weighted average of DSCR 1.70x and a weighted average LTV of 57.6% and represent 47.7% of the initial mortgage pool

o Investment Grade Loan percentage equals 35.1% of pool, which consists of 5 shadow rated investment grade loans

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and shadow-rated Investment Grade Loans comprise 87.6% of the initial mortgage pool balance

o Geographic diversification: properties located in 32 states, no state concentration above 20%

o 96.5% of the conduit loans have ongoing reserves for replacements, 98.6% for Taxes and 86.7% for Insurance

o    95.8% of the initial mortgage pool balance have cash management systems

o Established relationship with UBS Warburg and Lehman Brothers - this transaction marks the 5th consecutive conduit partnership since early 2000




     (1) Includes 1.5% of Mobile Home Park loans

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.


            Name of Report                                             Description (information provided)
------------------------------------------------------------------------------------------------------------------------------------
  1         Distribution Date Statements                               principal and interest distributions, principal balances
------------------------------------------------------------------------------------------------------------------------------------
  2         Mortgage Loan Status Report                                portfolio stratifications
------------------------------------------------------------------------------------------------------------------------------------
  3         Comparative Financial Status Report                        revenue, NOI, DSCR to the extent available
------------------------------------------------------------------------------------------------------------------------------------
  4         Delinquent Loan Status Report                              listing of delinquent mortgage loans
------------------------------------------------------------------------------------------------------------------------------------
  5         Historical Loan Modification Report                        information on modified mortgage loans
------------------------------------------------------------------------------------------------------------------------------------
  6         Historical Liquidation Report                              net liquidation proceeds and realized losses
------------------------------------------------------------------------------------------------------------------------------------
  7         REO Status Report                                          NOI and value of REO
------------------------------------------------------------------------------------------------------------------------------------
  8         Servicer Watch List                                        listing of loans in jeopardy of becoming Specially Serviced
------------------------------------------------------------------------------------------------------------------------------------
  9         Loan Payoff Notification Report                            listing of loans that have given notice of intent to payoff


TIMELINE
================================================================================

DATE                              EVENT
--------------------------------  ----------------------------------------------

Week of July 9, 2001              Structural & Collateral Term Sheets Available
                                  Road Shows/ Investor Calls/ Red Herrings
                                  Available
--------------------------------------------------------------------------------
On or about July 19, 2001         PRICING
--------------------------------------------------------------------------------
On or about July 26, 2001         Closing
--------------------------------------------------------------------------------